GUIDESTONE FUNDS
Supplement dated May 24, 2023
to
Statement of Additional Information (“SAI”) dated May 1, 2023
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  CHANGES TO BOARD OF TRUSTEES AND COMMITTEES THEREOF
Effective May 23, 2023, Franklin R. Morgan resigned as a trustee who is not an “interested person” of GuideStone Funds (the “Trust”), as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”). All references in the SAI to Mr. Morgan are deleted in their entirety.
Effective June 14, 2023, David Cox, Sr., and Randall T. Hahn, D.Min., will no longer serve as “interested” trustees of the Trust, as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act. All references in the SAI to Mr. Cox and Dr. Hahn will be deleted in their entirety as of June 14, 2023.
In addition, effective as of May 23, 2023, James D. Caldwell and Deanna A. Mankins were appointed to the Compliance and Risk Committee of the Board of Trustees of the Trust (“CRC”), and Ronald D. Murff ceased his service as a member of the CRC.
The section entitled Compliance and Risk Committee on page 63 is deleted in its entirety and replaced with the following:
Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Ms. Mankins and Messrs. Caldwell and Evans, all of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the CCO of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2022, there were four meetings of the Compliance and Risk Committee.
II.  CHANGES TO OFFICERS
Effective May 23, 2023, John R. Jones resigned as President of the Trust. All references to Mr. Jones are deleted in their entirety.
Also, effective May 23, 2023, David S. Spika was elected President of the Trust. Under the heading “Management of the Funds,” the Trustees and executive officer table, beginning on page 59, is updated to reflect Mr. Spika’s position as “President” of the Trust.
III.  UPDATE TO PORTFOLIO MANAGER COMPENSATION
Under the section “Portfolio Manager Compensation,” beginning on page 89, the portfolio manager compensation disclosure for RREEF America, L.L.C. is deleted in its entirety and replaced with the following, which is effective as of December 31, 2022:
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RREEF America L.L.C. (“RREEF”). RREEF and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DWS Investment Management Americas, Inc. and RREEF which offers advisory services. DWS seeks to offer its investment professionals competitive short- and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short- and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes fixed pay (base salary) and variable compensation, as follows:
Fixed Pay (“FP”). FP is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. FP rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e., DWS) specifics. FP levels play a significant role in ensuring competitiveness of the sub-adviser and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
Variable Compensation (“VC”). VC is a discretionary compensation element that enables DWS Group, which the sub-adviser and its affiliates are a part of, to provide additional reward to employees for their performance and behaviors, while reflecting DWS Group’s affordability and financial situation. VC aims to: (i) recognize that every employee contributes to DWS’s success through the franchise component of VC (“Franchise Component”); and (ii) reflect individual performance, investment performance, behaviors and culture through discretionary individual VC (“Individual Component”).
Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both the Franchise Component and Individual Component may be awarded in shares or other share-based instruments and other deferral arrangements.
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VC can be delivered via cash, restricted equity awards and/or restricted incentive awards or restricted compensation. Restricted compensation may include notional fund investments, restricted equity, notional equity, restricted cash or such other form as DWS may decide in its sole discretion.
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VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance and forfeiture provisions, will increase significantly as the amount of the VC increases.
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Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC, may apply in certain events if an employee is designation a Material Risk Taker.
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For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.
In general, each of the sub-adviser and its advisory affiliates seeks to offer its investment professionals competitive short- and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short- and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the sub-adviser and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund or relevant benchmark index(es) (e.g., FTSE EPRA/NAREIT Developed Index) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the sub-adviser and its affiliates consider a number of quantitative, qualitative and other factors:
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Quantitative measures (e.g., one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
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Qualitative measures (e.g., adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
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Other factors (e.g., non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the sub-adviser and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
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Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group’s Risk Division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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